Statements of Net Assets Available for Benefits - 401(k) PLAN - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value (Note 3)	$ 125,111,424	$ 119,174,938
Investments at contract value (Note 4)	21,021,495	20,760,598
Receivables:
Employer contribution	140,082	131,922
Notes receivable from participants	1,765,150	1,706,222
Net assets available for benefits	$ 148,038,151	$ 141,773,680